Exhibit 10.59

***Text Omitted and Filed Separately with the Securities and Exchange

Commission. Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

THIRD AMENDMENT TO EXCLUSIVE LICENSE AGREEMENT

THIS THIRD AMENDMENT TO EXCLUSIVE LICENSE AGREEMENT (this “CDCs Third Amendment”) is made and entered into as of December 26, 2017 (“Third Amendment Date”) by and between CEDARS-SINAI MEDICAL CENTER, a California nonprofit public benefit corporation (“CSMC”) and CAPRICOR, INC., a Delaware corporation (“Licensee”), under the following circumstances:

A.	CSMC and Licensee entered into the Amended and Restated Exclusive License Agreement date December 30, 2013, as amended by the First Amendment dated March 20, 2015, and the Second Amendment dated August 5, 2016 (the “CDCs License Agreement”). The CDCs License Agreement pertains to technologies related to cardiosphere-derived cells (“CDCs”).

B.	CSMC subsequently filed the patent applications listed under Section 2(a) (i)-(vii) below (the “New Applications”).

C.	The parties desire to amend the CDCs License Agreement as further described herein to incorporate rights to the New Applications pertaining to various treatments with CDCs.

D.	Rights to the New Applications pertaining to various treatments with extracellular vesicles, including exosomes and microvesicles, as well as the polynucleotides contained therein, are concurrently being licensed by CSMC to Licensee in that certain Fourth Amendment to Exclusive License Agreement (the “Exosomes Fourth Amendment”) executed concurrently herewith.

E.	It is the intent of the parties that all rights embodied in the New Applications are being licensed from CSMC to Licensee through the combination of this CDCs Third Amendment and the Exosomes Fourth Amendment.

F.	For the avoidance of doubt, any other subject matter contained in the New Applications which is not covered by the Exosomes Fourth Amendment shall be covered by this CDCs Third Amendment.

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein and in the License Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.          Defined Terms. Terms not otherwise defined herein shall have the meaning ascribed to them in the License Agreement.

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***Text Omitted and Filed Separately with the Securities and Exchange

Commission. Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

2.          Amendment to the CDCs License Agreement.

(a)	The following technologies are hereby added to Revised Schedule A (Patent Rights) to the CDCs License Agreement:

(i)

[***]

(ii)

[***]

(iii)

[***]

(iv)

[***]

(v)

[***]

(vi)

[***]

(vii)

[***]

(b)	No later than thirty (30) days after the Third Amendment Date, Licensee shall reimburse CSMC for all of the costs, including attorneys’ fees, actually incurred by CSMC, before and after the Third Amendment Date, in the preparation and/or prosecution of the patent applications referenced in Section 2(a) hereof, which, as of the Third Amendment Date, amount to a total of $49,950.78. All amounts paid by Licensee to CSMC under this Section shall be nonrefundable.

3.          Other Provisions. This CDCs Third Amendment is a revision to the CDC License Agreement only, it is not a novation thereof. Except as otherwise provided herein, the terms and conditions of the CDCs License Agreement shall remain in full force and effect.

4.          Further Assurances. Each of the parties hereto shall execute such further documents and instruments and do all such further acts as may be necessary or required in order to effectuate the intent and accomplish the purposes of this CDCs Third Amendment.

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***Text Omitted and Filed Separately with the Securities and Exchange

Commission. Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

5.         Counterparts. This CDCs Third Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

*       *       *       *       *

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***Text Omitted and Filed Separately with the Securities and Exchange

Commission. Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

IN WITNESS WHEREOF, the parties have executed this Fourth Amendment to Exclusive License Agreement as of the day and year first above written.

Dated:	December 26, 2017	CAPRICOR, INC.

		By:	/s/ Karen Krasney, Esq
Karen Krasney, Esq.
Executive Vice President,
General Counsel

Dated:	December 26, 2017	CEDARS-SINAI MEDICAL CENTER

		By:	/s/ James D. Laur, Esq.
James D. Laur, Esq.
Vice President,
Business & Technology Affairs

		By:	/s/ Edward M. Prunchunas
Edward M. Prunchunas
Executive Vice President,
Finance & Chief Financial Officer

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